Exhibit 10.2

March 31, 2009

Glen C. Terry
President and CEO
Vineyard National Bancorp
1260 Corona Pointe Court
Corona, CA 92879

Dear Mr. Terry:

This letter agreement will memorialize the agreement of the undersigned to amend the Letter Agreement by deleting the sixth sentence of the second paragraph thereof in its entirety and substituting the following sentence in lieu thereof:

 “Lender agrees that receipt of the Total Payoff shall be satisfaction in full for all Loan Liabilities, subject to the express condition that Lender receives the Initial Payoff no later than May 22, 2009.”

Except as expressly amended herein, the terms and provisions of the Letter Agreement shall remain in full force and effect in accordance with its original terms and conditions.

     Sincerely,

                                     FIRST TENNESSEE BANK NATIONAL ASSOCIATION

/s/ David S. Work
Name: David S. Work
Title: Executive Vice President

Acknowledge and agreed:

VINEYARD NATIONAL BANCORP

By:  /s/ Glen C. Terry
Name: Glen C. Terry
Title: President and CEO
Date: April 1, 2009

VINEYARD BANCSHARES:

VINEYARD BANCSHARES, INC.

By:  /s/ Douglas M. Kratz
Name: Douglas M. Kratz
Title: Chairman
Date: March 31, 2009

cc:           Rick Smalley – Bank MidWest
Dave Dawson – First Tennessee